As Amended
                                                       July 8, 1987
                                                       ------------




                     COLLINS & AIKMAN CORPORATION
                     ----------------------------
                 SUPPLEMENTAL RETIREMENT INCOME PLAN
                 -----------------------------------


                              ARTICLE I
                              ---------
                               PURPOSE
                               -------


            The Company recognizes that certain employees of the Company possess an intimate knowledge of the business and affairs of the Company and its policies, methods, personnel and problems and that the contributions of these employees are essential to the Company's continued growth and success. Accordingly, in order to induce these employees to remain employed by the Company until their retirement, the Company has adopted this Plan whereby it will provide Participating Employees a minimum guaranteed level of post-retirement income if they remain employed by the Company until Retirement. The purpose of this Plan is to provide a supplemental retirement income to Participating Employees whose retirement income from all applicable sources is less than the guaranteed minimum level specified under this Plan.


                              ARTICLE II
                              ----------
                             DEFINITIONS
                             -----------



            1.   "Plan" means the Supplemental Retirement Income
  Plan, as described in this instrument.

            2. "Company" means Collins & Aikman Corporation or any successor company thereafter or any subsidiary of Collins &
  Aikman Corporation or of any such successor.

            3. "Total Annual Compensation" means the basic salary paid to a Participating Employee during the Company's fiscal year in which his Retirement occurs, plus the average annual amount of the bonuses paid to him for the three preceding fiscal years.

            4.   "Participating Employee" means any employee who
  meets the  participating   requirements  set  forth in Article
  III.

            5. "Retirement" means termination of employment with the Company anytime after a Participating Employee attains age 62.

            6. Years of Service" means the full years and fraction (counting completed months) of employment of a Participating Employee with the Company from his date of hire to the earlier of his Retirement or his date of termination.

                             ARTICLE III
                             -----------
                            PARTICIPATION
                            -------------


       No employee shall be considered a Participating Employee of this Plan unless:

            1. He has been designated as a Participating Employee by action of the Board of Directors of Collins & Aikman
  Corporation, and

            2. The employee has executed a participation agreement in the form attached hereto and made a part hereof.


                              ARTICLE IV
                              ----------
                               BENEFITS
                               --------


            1. If a Participating Employee is continuously employed by the Company from the date of his entry into the Plan until he attains age 62, the Participating Employee may retire from active, daily employment as of his 62nd birthday, or upon such later date as may be mutually agreed upon by the Participating Employee and the Company.


            2. Commencing upon his Retirement, the Company will pay a Participating Employee a supplemental retirement income for his services rendered prior to Retirement if his other sources of retirement income from the Company and its other benefit plans are less than the minimum guaranteed level under this Plan. The annual amount of such supplemental retirement income shall be equal to (i) minus (ii) and minus (iii) as follows:


            (i)  The amount determined by the following table:

          Years of             % of Participating Employee's
          Service                Total Annual Compensation
          --------             -----------------------------
              1                           25.7%
              2                           27.6
              3                           29.4
              4                           31.2
              5                           33

              6                           34.8
              7                           36.6
              8                           38.4
              9                           40.2
              10                          42

          Years of             % of Participating Employee's
          Service                Total Annual Compensation
          --------             -----------------------------
              11                          43.8
              12                          45.6
              13                          47.4
              14                          49.2
              15                          51

              16                          52.8
              17                          54.6
              18                          56.4
              19                          58.2
              20 or more                  60


            (ii) The annual benefit payable to the Participating Employee under the Company's qualified pension plan, the profit sharing plan, and the Company's excess benefit plan, if applicable. For purposes of this computation only, the Company account balance payable under the profit sharing plan is to be converted into an annual benefit for the Participating Employee's lifetime using the 1971 Group Annuity Table and interest at 7.5%.

            (iii)     The Participating Employee's annual primary
  Social Security benefit.


            3. In the event of the termination of employment of a Participating Employee prior to age 62 for any reason, or a revocation of participation prior to age 62, no benefit will be payable to the Participating Employee under this Plan.


            4. A Participating Employee may continue his employment beyond age 62 by mutual agreement between the Company and the Participating Employee. The amount of supplemental retirement income payable to such Participating Employee on Retirement will be determined in accordance with sub-paragraph
  (2) above. In such instance, for the purpose of computing the amount of benefit under sub-paragraph (2), the Participating Employee's post-age 62 Years of Service (subject to the 20 year maximum) and Total Annual Compensation at Retirement shall be taken into account.


            5. The supplemental retirement income will be payable in equal monthly installments commencing with the first day of the month following Retirement for the lifetime of a Participating Employee unless he chooses one of the following alternative payment options:

            i.   50% Joint and Survivor Annuity Option -- The
                 -------------------------------------
                 Participating Employee will receive an actuarially reduced benefit for his lifetime. At his death, his spouse will receive one-half of that amount until her subsequent death.

            ii.  75% Joint and Survivor Annuity Option -- The
                 -------------------------------------
                 Participating Employee will receive an actuarially reduced benefit for his lifetime. At his death, his spouse will receive three-fourths of that amount until her subsequent death.

            iii. 100% Joint and Survivor Annuity Option -- The
                 --------------------------------------
                 Participating Employee will receive an actuarially reduced benefit for his lifetime and his spouse will receive the same benefit amount until her subsequent death.


            iv.  5-Year Certain and Continuous Annuity Option -- The
                 --------------------------------------------
                 Participating Employee will receive an actuarially reduced benefit for his lifetime with guaranteed payments for five years.


            v.   10-Year Certain and Continuous Annuity Option --
                 ---------------------------------------------
                 The Participating Employee will receive an actuarially reduced benefit for his lifetime with guaranteed payments for ten years.


            The actuarial reduction will be determined using the 1971 Group Annuity Table and 7 1/2% interest.


            6. The benefits provided for Participating Employees under this Plan are in addition to any other plan or program of the Company, and, except as otherwise expressly provided for herein, the benefits of this Plan will supplement and will not supersede any other Plan or agreement between the Company and the Participating Employee or any provisions contained herein.



                              ARTICLE V
                              ---------
                     DISCONTINUANCE OR AMENDMENT
                     ---------------------------


       The Plan shall become effective upon its adoption by the Board. The Board of Directors of Collins & Aikman Corporation may discontinue this Plan at any time, and may amend it from time to time. Otherwise the terms of this Plan shall be binding upon the Company and its successor(s).

                              ARTICLE VI
                              ----------
                          NON-QUALIFIED PLAN
                          ------------------


       The Plan is not intended to be an employee benefit plan subject to the provisions of the Employment Retirement Income
  Security Act of 1974, as amended.


       Adopted by the Board of Directors of
       Collins & Aikman Corporation on August
       25, 1983; amended on January 27, 1987
       and July 8, 1987



       ----------------------------------
          Ronald T. Lindsay
          Vice President, General Counsel
          and Secretary

                                                         As Amended
                                                       July 8, 1987
                                                       ------------



                     COLLINS & AIKMAN CORPORATION
                     ----------------------------
                 SUPPLEMENTAL RETIREMENT INCOME PLAN
                 -----------------------------------
                       PARTICIPATION AGREEMENT
                       -----------------------



       AGREEMENT made the __th day of (month), (yr), by and between Collins & Aikman Corporation, (hereinafter, collectively with the
  subsidiaries of Collins & Aikman Corporation,    referred  to
  as   the   "Company") and   (name)         , (hereinafter
                            -----------------
  referred to as the "Participating Employee").

       WHEREAS, the Participating Employee possesses an intimate knowledge of the business and affairs of the Company and its policies, methods, personnel and problems; and

       WHEREAS, the Company recognizes that the contribution of the Participating Employee is essential to the Company's continued growth and success; and

       WHEREAS, the Company desires to ensure Participating
  Employee a certain minimum amount of post- retirement income in order to induce Participating Employee to remain employed by the Company until Retirement.

       NOW THEREFORE, in consideration of the continuing employment of Participating Employee by the Company and intending to be legally bound hereby, the parties hereto agree as follows:


            1.   Supplemental Retirement Income Plan Benefit
                 -------------------------------------------
            Commencing upon Retirement, the Company will pay the Participating Employee supplemental retirement income for his services prior to Retirement in an amount determined by and pursuant to the terms and conditions of the Company's Supplemental Retirement Income Plan dated August 25, 1983, as amended, a copy of which Plan is attached hereto and made a part hereof.


            2.   Participating Employee's Contribution
                 -------------------------------------
            Participating Employee acknowledges that he has not been required to make any monetary investment in the Company nor give any consideration, other than employment, to the Company in return for this Agreement.

            3.   Company's Funding
                 -----------------

            The Company will not be required to fund its potential obligations under this Agreement or to pledge assets as security for its performance hereunder.


            4.   Termination of Employment
                 -------------------------
            This Agreement represents participation in the Supplemental Retirement Income Plan only and does not in any way constitute an employment agreement between the Participating Employee and the Company and does not obligate the Company to continue the employment of the Participating Employee with the Company, nor will this Agreement limit the right of the Company to terminate the Participating Employee's employment with the Company for any reason. Termination of the Participating Employee's employment with the Company for any reason, whether by action of the Company, the Participating Employee or in any other manner, will immediately terminate this Agreement and all of the Company's obligations hereunder, except as may otherwise be specifically provided in the Plan.


            5.   Assignment
                 ----------
            Neither the Participating Employee, his beneficiary nor his heirs will have any right to commute, sell, transfer, assign or otherwise convey the right to receive any payment under the terms of this Agreement. Any such attempted assignment or transfer will terminate this Agreement and the Company shall have no further liability hereunder.


            6.   Notices
                 -------
            Any notice which will be or may be given hereunder will be in writing and will be mailed by certified mail postage prepaid, addressed as follows:

            (a)  Notice to Employee:

                 name
                 address
                 city, state, zip


            (b)  Notice to Company:

                 Collins & Aikman Corporation
                 P.O. Box 32665
                 Charlotte, N.C.  28232

       Any party hereto may from time to time change the address to which notices to it will be mailed by giving notice thereof in the manner provided for herein.

            7.   Miscellaneous
                 -------------

                 (a) This Agreement will be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and, to the extend permitted hereunder, assigns.

                 (b) This Agreement represents the entire understanding between the parties hereto and may be amended only by an instrument in writing signed by such parties.

                 (c) The parties hereto consent to the exclusive jurisdiction of the courts of the State of New York in any and all action arising hereunder.

                 (d) This Agreement will be governed and construed under the laws of the State of New York as in effect at the time of the execution of this Agreement.

                 (e) All headings preceding the text of the several paragraphs hereof are inserted solely for reference and will not constitute a part of this Agreement, nor affect its meaning, construction or effect.


       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first herein set forth.



  ATTEST:                   COLLINS & AIKMAN CORPORATION

  _______________________   By__________________________
     Ronald T. Lindsay          Thomas E. Hannah


  WITNESS:

  _______________________    _________________________
     Harold R. Sunday               (name)